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Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
Required by 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

        In connection with the Annual Report of Affordable Residential Communities LP (the "Company") on Form 10-K for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Larry D. Willard, in the capacity as indicated below, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

        1.     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2008	/s/ LARRY D. WILLARD Larry D. Willard Chief Executive Officer of Hilltop Holdings Inc., as general partner of Affordable Residential Communities LP

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  Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER Required by 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)